Exhibit 99.1
**CORRECTED**
Harmonic Announces Fourth Quarter 2010 Results
Strong Year-over-Year Growth in Revenue and Non-GAAP Earnings
SAN JOSE, Calif.—February 3, 2011—Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, today announced its preliminary and unaudited results for the quarter and year ended December 31, 2010. Results for the fourth quarter of 2010 included a full quarter of contribution from Omneon Inc., acquired on September 15, 2010.
Net revenue for the fourth quarter of 2010 was $138.2 million, which excluded $0.8 million of certain deferred revenue that would otherwise have been recognized by Omneon had the acquisition not occurred, up from $86.7 million in the fourth quarter of 2009. Total bookings in the fourth quarter of 2010 were approximately $134.8 million, up from approximately $107.6 million for the fourth quarter of 2009. For the full year 2010, net revenue was $423.3 million, which excluded $2.1 million of certain deferred revenue referenced above, up from $319.6 million in 2009.
Omneon contributed $30.9 million in net revenue during the fourth quarter of 2010, which excluded certain deferred revenue referenced above. Excluding Omneon’s contribution, Harmonic’s stand-alone net revenue was $107.3 million in the fourth quarter of 2010, up 8% from the previous quarter and up 24% from the fourth quarter of 2009. For the full year 2010, Harmonic’s stand-alone net revenue was $386.8 million, up 21% from 2009.
The growth in revenues reflected continued demand across different geographies and markets, as well as year end spending by some of our customers. International sales represented 54% of Harmonic’s net revenues for the fourth quarter of 2010.
The Company reported a GAAP net loss for the fourth quarter of 2010 of $13.7 million, or $0.12 per share, compared to net income of $47 thousand, or $0.00 per diluted share, for the fourth quarter of 2009. For the full year 2010, the Company’s GAAP net loss was $4.3 million, or $0.04 per share, compared to a GAAP net loss of $24.1 million, or $0.25 per share, in 2009.
Non-GAAP net income for the fourth quarter of 2010 was $12.5 million, or $0.11 per diluted share, up from $6.3 million, or $0.07 per diluted share, for the same period of 2009. For the full year 2010, non-GAAP net income was $36.4 million, or $0.35 per diluted share, compared to $18.0 million, or $0.19 per diluted share, for 2009. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Income (Loss) Reconciliation” below.
For the fourth quarter of 2010, Harmonic had GAAP gross margins of 44% and GAAP operating margins of (2%), compared to 45% and 4%, respectively, for the same period of 2009. Non-GAAP gross margins were 51% and non-GAAP operating margins were 13% for the fourth quarter of 2010, up from 48% and 11%, respectively, for the same period of 2009.
As of December 31, 2010, the Company had cash, cash equivalents and short-term investments of $120.4 million, up from $110.1 million as of October 1, 2010.
“Throughout 2010, Harmonic significantly expanded its leadership position in enabling the new video economy,” said Patrick Harshman, President and Chief Executive Officer. “Our traditional business grew by 21%, driven by the growing worldwide investment in video services, and by our strong competitive position and expanding international sales organization. The September acquisition of Omneon further expanded the breadth of our solutions, our global broadcast and media customer base and our international presence.
“Moving into 2011, we expect broadcasters, media companies and video service providers around the globe to continue to invest in producing and delivering high-value video programming and services. You can expect us to continue to introduce innovative video technologies that enable this dynamic video marketplace. We’re excited about our expanding opportunities for growth in 2011 and beyond.”
Business Outlook
Harmonic anticipates net revenue in a range of $129 million to $132 million for the first quarter of 2011. GAAP gross margins and operating expenses for the first quarter of 2011 are expected to be in the range of 45% to 47% and $61 to $62 million, respectively. Non-GAAP gross margins and operating expenses for the first quarter of 2011, which will exclude charges for stock-based compensation and the amortization of intangibles, are anticipated to be in the range of 50% to 52% and $53 to $54 million, respectively.
Conference Call Information
Harmonic will host a conference call today to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern). A listen-only broadcast of the conference call can be accessed on the Company’s website at www.harmonicinc.com or by calling +1.706.634.9047 (conference identification code 50192422). The replay will be available after 6:00 P.M. Pacific at the same website address or by calling +1.706.645.9291 (conference identification code 50192422).
About Harmonic Inc.
Harmonic Inc. offers a comprehensive, innovative and market-leading portfolio of video infrastructure solutions, spanning content production to multi-screen video delivery. Harmonic customers can efficiently create, prepare and deliver differentiated video services over broadcast, cable, Internet, mobile, satellite and telecom networks, while simplifying end-to-end asset management, reducing costs and streamlining workflows.
Harmonic (NASDAQ: HLIT) is headquartered in San Jose, California, with R&D, sales and system integration centers worldwide. The company’s customers—including each of the top 20 Fortune 2000 media companies—choose Harmonic to enable their high quality video services delivered to consumers in virtually every country. Visit www.harmonicinc.com for more information.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to: our expectations regarding our final results for the fourth quarter ended December 31, 2010; our expectation that, with the addition of Omneon in September 2010, we will further expand the breadth of our solutions, our customer base of global broadcast and media companies and our international presence; our expectation that broadcasters, media companies and video service providers will invest in high-value video programming and services; our expectation that we will introduce innovative video tech-nologies that enable the dynamic video marketplace; our expectations about expanded opportunities for growth; and our expectations regarding net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the first quarter of 2011. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: we will not be able to integrate Omneon into our business as effectively or efficiently as expected; Omneon does not provide Harmonic with the benefits that we expect from the acquisition; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace, or at all; the possibility that our products will not generate sales that are commensurate with our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including recent turmoil in the global financial markets, particularly on international sales and operations; market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; inventory management; the effect of competition; difficulties associated with rapid technological changes in Harmonic’s markets; the need to introduce new and enhanced products and the risk that our product development is not timely or does not result in expected benefits or market acceptance; risks associated with unpredictable sales cycles; our dependence on contract manufacturers; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our annual report filed on Form 10-K for the year ended December 31, 2009, our Form 10-Q for the quarter ended October 1, 2010 and our current reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
EDITOR’S NOTE — Product and company names used herein are trademarks or registered trademarks of their respective owners.

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,
	2010	2009
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$96,533	$152,477
Short-term investments	23,838	118,593
Accounts receivable, net	101,652	64,838
Inventories	58,065	35,066
Deferred income taxes	39,849	26,503
Prepaid expenses and other current assets	28,614	20,821

Total current assets	348,551	418,298

Property and equipment, net	39,825	25,941
Goodwill, intangibles and other assets	332,010	112,065

Total assets	$720,386	$556,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,300	$22,065
Income taxes payable	6,791	609
Deferred revenue	46,279	32,855
Accrued liabilities	51,283	37,584

Total current liabilities	130,653	93,113

Income taxes payable, long-term	48,883	43,948
Financing liability, long-term	—	6,908
Deferred income taxes, long-term	14,849	—
Other non-current liabilities	5,798	4,862

Total liabilities	200,183	148,831

Stockholders’ equity:
Common stock	2,397,783	2,280,041
Accumulated deficit	(1,876,868)	(1,872,533)
Accumulated other comprehensive loss	(712)	(35)

Total stockholders’ equity	520,203	407,473

Total liabilities and stockholders’ equity	$720,386	$556,304

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2010	2009	2010	2009
		(In thousands, except per share amounts)
Net revenue	$138,194	$86,657	$423,344	$319,566
Cost of revenue	76,813	47,308	227,943	185,206

Gross profit	61,381	39,349	195,401	134,360

Operating expenses:
Research and development	24,252	15,610	77,197	61,435
Selling, general and administrative	37,232	19,707	108,150	81,138
Amortization of intangibles	2,885	533	4,912	3,822

Total operating expenses	64,369	35,850	190,259	146,395

Income (loss) from operations	(2,988)	3,499	5,142	(12,035)

Interest and other income, net	225	429	297	2,300

Income (loss) before income taxes	(2,763)	3,928	5,439	(9,735)

Provision for income taxes	10,975	3,881	9,774	14,404

Net income (loss)	$(13,738)	$47	$(4,335)	$(24,139)

Net income (loss) per share:
Basic	$(0.12)	$0.00	$(0.04)	$(0.25)

Diluted	$(0.12)	$0.00	$(0.04)	$(0.25)

Weighted average shares:
Basic	112,062	96,109	101,487	95,833
Diluted	112,062	96,597	101,487	95,833

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year ended December 31,
	2010	2009
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(4,335)	$(24,139)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	17,425	11,904
Depreciation	9,990	8,655
Stock-based compensation	15,539	10,579
Net loss on disposal of fixed assets	162	198
Deferred income taxes	(248)	11,818
Other non-cash adjustments, net	1,529	2,594
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(19,744)	5,426
Inventories	(11,979)	7,726
Prepaid expenses and other assets	(5,445)	(2,313)
Accounts payable	(3,080)	5,735
Deferred revenue	5,086	2,072
Income taxes payable	11,017	1,389
Accrued excess facility costs	(2,412)	(6,044)
Accrued and other liabilities	4,332	(24,512)

Net cash provided by operating activities	17,837	11,088

Cash flows from investing activities:
Purchases of investments	(51,457)	(129,202)
Proceeds from sales and maturities of investments	144,230	157,881
Acquisition of property and equipment	(35,624)	(8,086)
Acquisition of Scopus, net of cash received	—	(63,053)
Acquisition of Omneon, net of cash received	(153,254)	—
Other acquisitions	(250)	(452)

Net cash used in investing activities	(96,355)	(42,912)

Cash flows from financing activities:
Building improvement allowance from landlord	18,833	—
Proceeds from issuance of common stock, net	3,859	4,243

Net cash provided by financing activities	22,692	4,243

Effect of exchange rate changes on cash and cash equivalents	(118)	167

Net decrease in cash and cash equivalents	(55,944)	(27,414)
Cash and cash equivalents at beginning of period	152,477	179,891

Cash and cash equivalents at end of period	$96,533	$152,477

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended December 31,				Year ended December 31,
	2010		2009		2010		2009
			(In thousands, except percentages)
Product
Video Processing	$63,005	46%	$48,813	56%	$202,898	48%	$162,654	51%
Production and Playout	27,699	20%	—	0%	32,579	8%	—	0%
Edge and Access	30,787	22%	28,223	33%	135,306	32%	117,355	37%
Services and Support	16,703	12%	9,621	11%	52,561	12%	39,557	12%

Total	$138,194	100%	$86,657	100%	$423,344	100%	$319,566	100%

Geography
United States	$63,194	46%	$43,091	50%	$209,583	50%	$162,023	51%
International	75,000	54%	43,566	50%	213,761	50%	157,543	49%

Total	$138,194	100%	$86,657	100%	$423,344	100%	$319,566	100%

Market
Cable	$65,806	48%	$53,836	62%	$238,000	56%	$192,941	60%
Satellite and Telco	28,363	20%	23,741	27%	105,949	25%	91,603	29%
Broadcast and Media	44,025	32%	9,080	11%	79,395	19%	35,022	11%

Total	$138,194	100%	$86,657	100%	$423,344	100%	$319,566	100%

NOTE:	We have revised our product categories to move software products into the Video Processing category. In addition, we have revised our market categories to combine the Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margins, operating expense, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this press release. Management has excluded expenses incurred as a result of acquisitions made by the Company and restructuring activities, such as severance, charges incurred for excess facilities, an anticipated litigation settlement and losses on product discontinuances, as these are the result of infrequent events or have arisen outside of the ordinary course of the Company’s continuing operations. Additionally, management has excluded non-cash charges for stock-based compensation expense, the fair value write up of acquired inventories sold, and the amortization of intangibles related to acquisitions made by the Company. Finally, management has excluded certain discrete tax adjustments, as these do not reflect future expected tax provisions or effective rates, nor does the inclusion of this information in calculating our net income provide a meaningful comparison of current versus prior period net income.

Harmonic Inc.
GAAP to Non-GAAP Net Income (Loss) Reconciliation
(Unaudited)

	Three months ended December 31, 2010			Three months ended December 31, 2009
	Gross	Operating	Net Income	Gross	Operating
	Margin	Expense	(Loss)	Margin	Expense	Net Income
	(In thousands, except per share amounts)
GAAP	$61,381	$64,369	$(13,738)	$39,349	$35,850	$47

Purchase accounting fair value adjustments related to inventory	2,061	—	2,061	—	—	—
Cost of revenue related to stock-based compensation expense	676	—	676	431	—	431
Cost of revenue related to severance costs	63	—	63	85	—	85
Research and development expense related to stock-based compensation expense	—	(1,578)	1,578	—	(1,075)	1,075
Research and development expense related to severance costs	—	(47)	47	—	—	—
Selling, general and administrative expense related to stock-based compensation expense	—	(3,105)	3,105	—	(1,435)	1,435
Selling, general and administrative expense related to excess facility costs	—	(2,973)	2,973	—	(71)	71
Selling, general and administrative expense related to anticipated litigation settlement	—	(863)	863	—	—	—
Selling, general and administrative expense related to severance costs		(508)	508	—	—	—
Selling, general and administrative expense related to restructuring costs	—	—	—	—	(46)	46
Acquisition costs related to Omneon	—	(175)	175	—	—	—
Amortization of intangibles	5,636	(2,885)	8,521	2,149	(533)	2,682
Discrete tax items and adjustments	—	—	5,633	—	—	467

Non-GAAP	$69,817	$52,235	$12,465	$42,014	$32,690	$6,339

GAAP net income (loss) per share — basic			$(0.12)			$0.00

GAAP net income (loss) per share — diluted			$(0.12)			$0.00

Non-GAAP net income per share — basic			$0.11			$0.07

Non-GAAP net income per share — diluted			$0.11			$0.07

Shares used in per share calculation — basic			112,062			96,109

Shares used in per share calculation — diluted, GAAP			112,062			96,597

Shares used in per share calculation — diluted, Non-GAAP			113,670			96,597

	Year ended December 31, 2010			Year ended December 31, 2009
	Gross	Operating	Net Income	Gross	Operating	Net Income
	Margin	Expense	(Loss)	Margin	Expense	(Loss)
			(In thousands, except per share amounts)
GAAP	$195,401	$190,259	$(4,335)	$134,360	$146,395	$(24,139)

Purchase accounting fair value adjustments related to inventory	2,473	—	2,473	1,142	—	1,142
Cost of revenue related to stock-based compensation expense	2,197	—	2,197	1,517	—	1,517
Cost of revenue related to Scopus product discontinuance	—	—	—	5,965	—	5,965
Cost of revenue related to severance costs	63	—	63	907	—	907
Research and development expense related to stock-based compensation expense	—	(5,013)	5,013	—	(3,846)	3,846
Research and development expense related to restructuring costs	—	—	—	—	(712)	712
Research and development expense related to severance costs	—	(47)	47	—	—	—
Selling, general and administrative expense related to stock-based compensation expense	—	(8,329)	8,329	—	(5,215)	5,215
Selling, general and administrative expense related to excess facility costs	—	(2,748)	2,748	—	(494)	494
Selling, general and administrative expense related to restructuring costs	—	—	—	—	(2,337)	2,337
Selling, general and administrative expense related to severance costs	—	(1,503)	1,503	—	—	—
Selling, general and administrative expense related to anticipated litigation settlement	—	(863)	863	—	—	—
Acquisition costs related to Omneon	—	(5,867)	5,867	—	—	—
Acquisition costs related to Scopus	—	—	—	—	(3,367)	3,367
Amortization of intangibles	12,513	(4,912)	17,425	8,042	(3,822)	11,864
Discrete tax items and adjustments	—	—	(5,816)	—	—	4,732

Non-GAAP	$212,647	$160,977	$36,377	$151,933	$126,602	$17,959

GAAP net income (loss) per share — basic			$(0.04)			$(0.25)

GAAP net income (loss) per share — diluted			$(0.04)			$(0.25)

Non-GAAP net income per share — basic			$0.36			$0.19

Non-GAAP net income per share — diluted			$0.35			$0.19

Shares used in per share calculation — basic			101,487			95,833

Shares used in per share calculation — diluted, GAAP			101,487			95,833

Shares used in per share calculation — diluted, Non-GAAP			102,512			96,354

12

Harmonic Inc.
Proforma Revenue Information
(Unaudited)

	2009Q1		2009Q2		2009Q3		2009Q4		2009		2010Q1		2010Q2		2010Q3		2010Q4		2010
	(In thousands, except percentages)
PRODUCT
Harmonic
Video Processing	$35,664	53%	$38,297	47%	$39,880	48%	$48,813	56%	$162,654	51%	$38,890	46%	$49,998	52%	$51,005	51%	$63,005	59%	$202,898	52%
Production and Playout	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%
Edge and Access	24,243	36%	32,216	40%	32,673	39%	28,223	33%	117,355	37%	35,544	42%	34,263	36%	34,712	35%	30,787	29%	135,306	35%
Services and Support	7,848	11%	10,780	13%	11,308	13%	9,621	11%	39,557	12%	10,388	12%	11,283	12%	13,453	14%	13,485	12%	48,609	13%

Total	$67,755	100%	$81,293	100%	$83,861	100%	$86,657	100%	$319,566	100%	$84,822	100%	$95,544	100%	$99,170	100%	$107,277	100%	$386,813	100%

Omneon
Video Processing	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%	$—	0%
Production and Playout	25,356	89%	21,773	86%	20,102	86%	24,165	86%	91,396	87%	24,828	88%	26,589	83%	26,024	86%	27,699	87%	105,140	86%
Edge and Access	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%	—	0%
Services and Support	2,982	11%	3,518	14%	3,266	14%	3,834	14%	13,600	13%	3,389	12%	5,340	17%	4,307	14%	4,029	13%	17,065	14%

Total	$28,338	100%	$25,291	100%	$23,368	100%	$27,999	100%	$104,996	100%	$28,217	100%	$31,929	100%	$30,331	100%	$31,728	100%	$122,205	100%

Consolidated
Video Processing	$35,664	37%	$38,297	36%	$39,880	37%	$48,813	43%	$162,654	38%	$38,890	34%	$49,998	39%	$51,005	39%	$63,005	45%	$202,898	40%
Production and Playout	25,356	26%	21,773	20%	20,102	19%	24,165	21%	91,396	22%	24,828	22%	26,589	21%	26,024	20%	27,699	20%	105,140	21%
Edge and Access	24,243	25%	32,216	30%	32,673	30%	28,223	24%	117,355	28%	35,544	32%	34,263	27%	34,712	27%	30,787	22%	135,306	26%
Services and Support	10,830	12%	14,298	14%	14,574	14%	13,455	12%	53,157	12%	13,777	12%	16,623	13%	17,760	14%	17,514	13%	65,674	13%

Total	$96,093	100%	$106,584	100%	$107,229	100%	$114,656	100%	$424,562	100%	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

GEOGRAPHY
Harmonic
United States	$32,118	47%	$46,532	57%	$40,282	48%	$43,091	50%	$162,023	51%	$42,592	50%	$49,259	52%	$51,895	52%	$54,065	50%	$197,811	51%
International	35,637	53%	34,761	43%	43,579	52%	43,566	50%	157,543	49%	42,230	50%	46,285	48%	47,275	48%	53,212	50%	189,002	49%

Total	$67,755	100%	$81,293	100%	$83,861	100%	$86,657	100%	$319,566	100%	$84,822	100%	$95,544	100%	$99,170	100%	$107,277	100%	$386,813	100%

Omneon
United States	$11,590	41%	$7,012	28%	$7,438	32%	$8,974	32%	$35,014	33%	$7,040	25%	$16,197	51%	$10,520	35%	$10,165	32%	$43,922	36%
International	16,748	59%	18,279	72%	15,930	68%	19,025	68%	69,982	67%	21,177	75%	15,732	49%	19,811	65%	21,563	68%	78,283	64%

Total	$28,338	100%	$25,291	100%	$23,368	100%	$27,999	100%	$104,996	100%	$28,217	100%	$31,929	100%	$30,331	100%	$31,728	100%	$122,205	100%

Consolidated
United States	$43,708	45%	$53,544	50%	$47,720	45%	$52,065	45%	$197,037	46%	$49,632	44%	$65,456	51%	$62,415	48%	$64,230	46%	$241,733	47%
International	52,385	55%	53,040	50%	59,509	55%	62,591	55%	227,525	54%	63,407	56%	62,017	49%	67,086	52%	74,775	54%	267,285	53%

Total	$96,093	100%	$106,584	100%	$107,229	100%	$114,656	100%	$424,562	100%	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

MARKET
Harmonic
Cable	$38,214	56%	$53,645	66%	$47,246	56%	$53,836	62%	$192,941	60%	$56,017	66%	$53,106	56%	$62,993	64%	$65,019	61%	$237,135	61%
Satellite and Telco	23,048	34%	18,897	23%	25,917	31%	23,741	27%	91,603	29%	19,798	23%	32,403	34%	24,745	25%	27,212	25%	104,158	27%
Broadcast and Media	6,493	10%	8,751	11%	10,698	13%	9,080	11%	35,022	11%	9,007	11%	10,035	10%	11,432	11%	15,046	14%	45,520	12%

Total	$67,755	100%	$81,293	100%	$83,861	100%	$86,657	100%	$319,566	100%	$84,822	100%	$95,544	100%	$99,170	100%	$107,277	100%	$386,813	100%

Omneon
Cable	$407	1%	$364	1%	$336	1%	$403	1%	$1,510	1%	$424	1%	$449	1%	$426	1%	$798	2%	$2,097	2%
Satellite and Telco	3,918	14%	3,508	14%	3,233	14%	3,879	14%	14,538	14%	5,232	19%	3,815	12%	3,467	11%	1,243	4%	13,757	11%
Broadcast and Media	24,013	85%	21,419	85%	19,799	85%	23,717	85%	88,948	85%	22,561	80%	27,665	87%	26,438	88%	29,687	94%	106,351	87%

Total	$28,338	100%	$25,291	100%	$23,368	100%	$27,999	100%	$104,996	100%	$28,217	100%	$31,929	100%	$30,331	100%	$31,728	100%	$122,205	100%

Consolidated
Cable	$38,621	40%	$54,009	51%	$47,582	44%	$54,239	47%	$194,451	46%	$56,441	50%	$53,555	42%	$63,419	49%	$65,817	47%	$239,232	47%
Satellite and Telco	26,966	28%	22,405	21%	29,150	27%	27,620	24%	106,141	25%	25,030	22%	36,218	28%	28,212	22%	28,455	21%	117,915	23%
Broadcast and Media	30,506	32%	30,170	28%	30,497	29%	32,797	29%	123,970	29%	31,568	28%	37,700	30%	37,870	29%	44,733	32%	151,871	30%

Total	$96,093	100%	$106,584	100%	$107,229	100%	$114,656	100%	$424,562	100%	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

NOTE:	Data includes a full quarter proforma revenue for Omneon for the periods shown, including certain deferred revenue excluded in reported results. We have revised our market categories to combine the Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.